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                                                                    EXHIBIT 10.H

                                JOINDER AGREEMENT

         Reference is made to each of (i) the $2,000,000,000 364-Day Revolving Credit and CAF Advance Facility Agreement, dated of August 4, 2000 (as amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement"; terms defined therein being used herein as therein defined) and (ii) the $1,000,000,000 3-Year Revolving Credit and CAF Advance Facility Agreement, dated as of August 4, 2000 (as amended, supplemented or otherwise modified from time to time, the "3-Year Credit Agreement" and, together with the 364 Day Credit Agreement, the "Credit Agreements"), each among El Paso Energy Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, certain banks and other financial institutions from time to time party thereto, the Chase Manhattan Bank, as Administrative Agent and CAF Advance Agent, Citibank, N.A. and ABN Amro, N.V., as Co-Documentation Agents, and Bank of America, N.A., as Syndication Agent.

         The undersigned hereby acknowledges that it has received and reviewed a copy (in execution form) of each of the Credit Agreements, and agrees to:

         (a) join the 364-Day Credit Agreement as a Borrower party thereto;

         (b) join the 3-Year Credit Agreement as a Borrower party thereto;

         (c) be bound by all covenants, agreements and acknowledgments attributable to a Borrower in each of the Credit Agreements and any Note to which it is a party; and

         (d) perform all obligations required of it by each of the Credit Agreements and any Note to which it is a party.

         The undersigned hereby represents and warrants tha the representations and warranties with respect to it contained in, or made or deemed made by it in,
Article IV of each of the Credit Agreements are true and correct on the date hereof.

         THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York by its proper and duly authorized officer as of this 5th day of February, 2001.

                                       EL PASO CGP COMPANY


                                       By:   /s/ C. Dana Rice
                                          --------------------------------------
                                          Name:  C. Dana Rice
                                          Title: Senior Vice President and
                                                  Treasurer